UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200
West Palm Beach,	Florida	33401
(Address of principal executive offices)		(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value	CLDT	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Shares	CLDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 15, 2024, Chatham Lodging Trust (the “Company”) held its Annual Meeting of Shareholders. The matters on which the shareholders voted, in person or by proxy were:

i.for the election of trustees Edwin B. Brewer, Jr., Jeffrey H. Fisher, David Grissen, Mary Beth Higgins, Robert Perlmutter, Rolf E. Ruhfus, and Ethel Isaacs Williams to serve until our 2025 Annual Meeting of Shareholders and/or until their successors are duly elected and qualified;

ii.for the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2024; and

iii.for the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers.

All of the nominees were elected by the requisite vote, the ratification to select the independent registered public accountants was approved, and the compensation of the Company’s named executive officers was approved. The results of the voting were as follows:

Trustee	Votes For	Votes Against/Withheld	Abstain	Broker Non-Votes	% For/Against
Edwin B. Brewer, Jr.	39,401,375	2,530,933	0	3,231,582	93.96%
Jeffrey H. Fisher	41,264,809	667,499	0	3,231,582	98.41%
David Grissen	41,802,529	129,779	0	3,231,582	99.69%
Mary Beth Higgins	41,790,470	141,838	0	3,231,582	99.66%
Robert Perlmutter	41,185,401	746,907	0	3,231,582	98.22%
Rolf E. Ruhfus	41,727,850	204,458	0	3,231,582	99.51%
Ethel Isaacs Williams	41,279,210	653,907	0	3,231,582	98.44%

Ratification of the selection of independent registered public accountants:

Votes For	Votes Against	Abstentions	% For/Against
44,141,165	1,012,450	10,274	97.74%

Approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% For/Against
41,249,803	626,714	55,790	3,231,582	98.37%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

May 15, 2024	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer